Exhibit 99.2

Trend Sheet for GAAP Statement of Operations

(unaudited, in thousands, except per share data)

	Three Months Ended
	Jan 31, 2007	Oct 31, 2006	July 31, 2006	Apr 30, 2006	Jan 31, 2006	Oct 31, 2005	Jul 31 2005	Apr 30, 2005
Income Statement
Net revenues	$77,619	$65,660	$59,167	$56,512	$60,067	$49,615	$39,335	$46,908
Hardware revenues	35,074	27,978	16,235	9,453	32,266	24,652	4,649	10,526
Cost of hardware revenues	43,534	31,925	21,607	15,146	38,811	24,667	7,697	15,642
Rebates, revenue share, and other payments to channel	(14,835)	(14,934)	(9,948)	(8,050)	(19,167)	(18,234)	(5,988)	(3,638)

Service and Technology revenues	$57,380	$52,616	$52,880	$55,109	$46,968	$43,197	$40,674	$40,020
Service revenues	53,543	49,000	49,430	46,951	46,305	42,296	40,249	38,344
Technology revenues	3,837	3,616	3,450	8,158	663	901	425	1,676

Cost of service & technology revenues	$15,921	$13,826	$12,629	$17,801	$10,129	$8,508	$7,458	$8,866
Cost of service revenues	12,445	10,820	9,628	10,435	10,250	8,431	6,859	8,639
Cost of technology revenues	3,476	3,006	3,001	7,366	(121)	77	599	227
Gross margin of service & technology revenues	$41,459	$38,790	$40,251	$37,308	$36,839	$34,689	$33,216	$31,154

Operating expenses
Research and development	$12,755	$12,221	$12,891	$12,861	$10,693	$9,712	$9,778	$10,904
Sales and marketing	16,666	10,123	8,344	7,389	10,637	10,006	7,574	6,830
General and administrative	8,852	9,811	11,091	15,059	11,769	11,702	8,409	6,138

Stock-based compensation	$3,979	$4,083	$3,563	$3,087	$337	$165	$(59)	$(58)
Cost of services revenues	117	129	130	94	—	—	—	—
Cost of technology revenues	338	236	243	203	—	—	—	—
Research and development	1,419	1,608	1,451	1,118	46	(6)	39	(164)
Sales and marketing	385	474	450	340	75	20	(146)	106
General and administrative	1,720	1,636	1,289	1,332	216	151	48	—

Interest and other income (expense)	$1,418	$1,158	$959	$1,059	$899	$816	$732	$623
Provision for income tax	(17)	(4)	(12)	(19)	(13)	—	(43)	(8)
Net loss	(18,708)	(11,092)	(6,448)	(10,704)	(21,086)	(14,164)	(892)	(857)
Net loss per common share	$(0.19)	$(0.12)	$(0.07)	$(0.13)	$(0.25)	$(0.17)	$(0.01)	$(0.01)
Weighted average common shares outstanding	96,415	91,930	85,978	85,134	84,643	84,201	83,506	82,381

Balance Sheet & Cash Flow
Cash & cash equivalents, and short-term investments	$128,765	$106,965	$75,118	$92,351	$104,213	$90,456	$103,823	$105,491
Net cash provided by (used in) operating activities (YTD)	(34,148)	(55,212)	(32,796)	(14,150)	3,425	(12,262)	(6,577)	(170)

Trend Sheet for Non-GAAP Statement of Operations

(including Non-GAAP Net loss per share) excluding stock based compensation (1)

(unaudited, in thousands, except per share data)

	Three Months Ended
	Jan 31, 2007	Oct 31, 2006	July 31, 2006	Apr 30, 2006	Jan 31, 2006	Oct 31, 2005	Jul 31 2005	Apr 30, 2005
Income Statement
Net revenues	$77,619	$65,660	$59,167	$56,512	$60,067	$49,615	$39,335	$46,908
Hardware revenues	35,074	27,978	16,235	9,453	32,266	24,652	4,649	10,526
Cost of hardware revenues	43,534	31,925	21,607	15,146	38,811	24,667	7,697	15,642
Rebates, revenue share, and other payments to channel	(14,835)	(14,934)	(9,948)	(8,050)	(19,167)	(18,234)	(5,988)	(3,638)

Service and Technology revenues	$57,380	$52,616	$52,880	$55,109	$46,968	$43,197	$40,674	$40,020
Service revenues	53,543	49,000	49,430	46,951	46,305	42,296	40,249	38,344
Technology revenues	3,837	3,616	3,450	8,158	663	901	425	1,676

Cost of service & technology revenues *	$15,466	$13,461	$12,256	$17,504	$10,129	$8,508	$7,458	$8,866
Cost of service revenues *	12,328	10,691	9,498	10,341	10,250	8,431	6,859	8,639
Cost of technology revenues *	3,138	2,770	2,758	7,163	(121)	77	599	227

Gross margin of service & technology revenues *	$41,914	$39,155	$40,624	$37,605	$36,839	$34,689	$33,216	$31,154

Operating expenses
Research and development *	$11,336	$10,613	$11,440	$11,743	$10,647	$9,718	$9,739	$11,068
Sales and marketing *	16,281	9,649	7,894	7,049	10,562	9,986	7,720	6,724
General and administrative *	7,132	8,175	9,802	13,727	11,553	11,551	8,361	6,138

Stock-based compensation	$3,979	$4,083	$3,563	$3,087	$337	$165	$(59)	$(58)
Cost of services revenues	117	129	130	94	—	—	—	—
Cost of technology revenues	338	236	243	203	—	—	—	—
Research and development	1,419	1,608	1,451	1,118	46	(6)	39	(164)
Sales and marketing	385	474	450	340	75	20	(146)	106
General and administrative	1,720	1,636	1,289	1,332	216	151	48	—

Interest and other income (expense)	$1,418	$1,158	$959	$1,059	$899	$816	$732	$623
Provision for income tax	(17)	(4)	(12)	(19)	(13)	—	(43)	(8)
Net loss	(14,729)	(7,009)	(2,885)	(7,617)	(20,749)	(13,999)	(951)	(915)
Net loss per common share	$(0.15)	$(0.08)	$(0.03)	$(0.09)	$(0.25)	$(0.17)	$(0.01)	$(0.01)
Weighted average common shares outstanding	96,415	91,930	85,978	85,134	84,643	84,201	83,506	82,381

*	Excludes stock-based compensation.
(1)

This presentation is not prepared under a comprehensive set of accounting rules or principles such as GAAP. See attached reconciliation of Non-GAAP Statement of Operations excluding stock based compensation and related note for further explanation of this non-GAAP financial measure presented herein.

TiVo Inc.

Reconciliation of Non-GAAP Statement of Operations (including Non-GAAP Net Loss and Non-GAAP Net Loss Per Share) of TiVo Inc. to

GAAP Statement of Operations (including GAAP Net Loss and GAAP Net Loss Per Share) of TiVo Inc.

FY 2007 Q1 through Q4

excluding Stock-Based Compensation Expense (1)

(unaudited, in thousands except per share data)

	FY 2007 Reconciliation by Quarter
	Q4’07 GAAP	Non-GAAP Adjustments	Q4’07 Non-GAAP	Q3’07 GAAP	Non-GAAP Adjustments	Q3’07 Non-GAAP	Q2’07 GAAP	Non-GAAP Adjustments	Q2’07 Non-GAAP	Q1’07 GAAP	Non-GAAP Adjustments	Q1’07 Non-GAAP
						(unaudited, in thousands except per share data)
Revenues
Service revenues	$53,543	$—	$53,543	$49,000	$—	$49,000	$49,430	$—	$49,430	$46,951	$—	$46,951

Technology revenues	3,837	—	3,837	3,616	—	3,616	3,450	—	3,450	8,158	—	8,158
Hardware revenues	35,074	—	35,074	27,978	—	27,978	16,235	—	16,235	9,453	—	9,453
Rebates, revenue share, and other payments to channel	(14,835)	—	(14,835)	(14,934)	—	(14,934)	(9,948)	—	(9,948)	(8,050)	—	(8,050)

Net revenues	77,619	—	77,619	65,660	—	65,660	59,167	—	59,167	56,512	—	56,512
Cost of revenues
Cost of service revenues	12,445	(117)	12,328	10,820	(129)	10,691	9,628	(130)	9,498	10,435	(94)	10,341
Cost of technology revenues	3,476	(338)	3,138	3,006	(236)	2,770	3,001	(243)	2,758	7,366	(203)	7,163
Cost of hardware revenues	43,534	—	43,534	31,925	—	31,925	21,607	—	21,607	15,146	—	15,146

Total cost of revenues	59,455	(455)	59,000	45,751	(365)	45,386	34,236	(373)	33,863	32,947	(297)	32,650

Gross margin	18,164	455	18,619	19,909	365	20,274	24,931	373	25,304	23,565	297	23,862
Operating Expenses
Research and development	12,755	(1,419)	11,336	12,221	(1,608)	10,613	12,891	(1,451)	11,440	12,861	(1,118)	11,743
Sales and marketing	16,666	(385)	16,281	10,123	(474)	9,649	8,344	(450)	7,894	7,389	(340)	7,049

General and administrative	8,852	(1,720)	7,132	9,811	(1,636)	8,175	11,091	(1,289)	9,802	15,059	(1,332)	13,727

Loss from operations	(20,109)	3,979	(16,130)	(12,246)	4,083	(8,163)	(7,395)	3,563	(3,832)	(11,744)	3,087	(8,657)

Interest income	1,426	—	1,426	1,291	—	1,291	988	—	988	1,062	—	1,062
Interest expense and other	(8)	—	(8)	(133)	—	(133)	(29)	—	(29)	(3)	—	(3)

Loss before income taxes	(18,691)	3,979	(14,712)	(11,088)	4,083	(7,005)	(6,436)	3,563	(2,873)	(10,685)	3,087	(7,598)

Provision for income taxes	(17)	—	(17)	(4)	—	(4)	(12)	—	(12)	(19)	—	(19)

Net Loss	$(18,708)	$3,979	$(14,729)	$(11,092)	$4,083	$(7,009)	$(6,448)	$3,563	$(2,885)	$(10,704)	$3,087	$(7,617)

Net Loss per common share basic and diluted	$(0.19)	$—	$(0.15)	$(0.12)	$—	$(0.08)	$(0.07)	$—	$(0.03)	$(0.13)	$—	$(0.09)

Weighted average common shares used to calculate basic net loss per share	96,415	—	96,415	91,930	—	91,930	85,978	—	85,978	85,134	—	85,134

(1)	See related note attached hereto for further information on this Non-GAAP reconciliation.

TiVo Inc.

Reconciliation of Non-GAAP Statement of Operations (including Non-GAAP Net Loss and Non-GAAP Net Loss Per Share) of TiVo Inc. to

GAAP Statement of Operations (including GAAP Net Loss and GAAP Net Loss Per Share) of TiVo Inc.

FY 2006 Q1 through Q4

excluding Stock-Based Compensation Expense (1)

(unaudited, in thousands except per share data)

					FY 2006 Reconciliation by Quarter
	Q4’06 GAAP	Non-GAAP Adjustments	Q4’06 Non-GAAP	Q3’06 GAAP	Non-GAAP Adjustments	Q3’06 Non-GAAP	Q2’06 GAAP	Non-GAAP Adjustments	Q2’06 Non-GAAP	Q1’06 GAAP	Non-GAAP Adjustments	Q1’06 Non-GAAP
	Adjusted			Adjusted			Adjusted
	(unaudited, in thousands except per share data)
Revenues
Service revenues	$46,305	$—	$46,305	$42,296	$—	$42,296	$40,249	$—	$40,249	$38,344	$—	$38,344
Technology revenues	663	—	663	901	—	901	425	—	425	1,676	—	1,676
Hardware revenues	32,266	—	32,266	24,652	—	24,652	4,649	—	4,649	10,526	—	10,526
Rebates, revenue share, and other payments to channel	(19,167)	—	(19,167)	(18,234)	—	(18,234)	(5,988)	—	(5,988)	(3,638)	—	(3,638)

Net revenues	60,067	—	60,067	49,615	—	49,615	39,335	—	39,335	46,908	—	46,908
Cost of revenues
Cost of service revenues	10,250	—	10,250	8,431	—	8,431	6,859	—	6,859	8,639	—	8,639
Cost of technology revenues	(121)	—	(121)	77	—	77	599	—	599	227	—	227
Cost of hardware revenues	38,811	—	38,811	24,667	—	24,667	7,697	—	7,697	15,642	—	15,642

Total cost of revenues	48,940	—	48,940	33,175	—	33,175	15,155	—	15,155	24,508	—	24,508

Gross margin	11,127	—	11,127	16,440	—	16,440	24,180	—	24,180	22,400	—	22,400
Operating Expenses
Research and development	10,693	(46)	10,647	9,712	6	9,718	9,778	(39)	9,739	10,904	164	11,068
Sales and marketing	10,637	(75)	10,562	10,006	(20)	9,986	7,574	146	7,720	6,830	(106)	6,724
General and administrative	11,769	(216)	11,553	11,702	(151)	11,551	8,409	(48)	8,361	6,138	—	6,138

Loss from operations	(21,972)	337	(21,635)	(14,980)	165	(14,815)	(1,581)	(59)	(1,640)	(1,472)	(58)	(1,530)
Interest income	900	—	900	826	—	826	734	—	734	624	—	624
Interest expense and other	(1)	—	(1)	(10)	—	(10)	(2)	—	(2)	(1)	—	(1)

Loss before income taxes	(21,073)	337	(20,736)	(14,164)	165	(13,999)	(849)	(59)	(908)	(849)	(58)	(907)
Provision for income taxes	(13)	—	(13)	—	—	—	(43)	—	(43)	(8)	—	(8)

Net Loss	$(21,086)	$337	$(20,749)	$(14,164)	$165	$(13,999)	$(892)	$(59)	$(951)	$(857)	$(58)	$(915)

Net Loss per common share basic and diluted	$(0.25)	$—	$(0.25)	$(0.17)	$—	$(0.17)	$(0.01)	$—	$(0.01)	$(0.01)	$—	$(0.01)

Weighted average common shares used to calculate basic net loss per share	84,643	—	84,643	84,201	—	84,201	83,506	—	83,506	82,381	—	82,381

(1)	See related note attached hereto for further information on this Non-GAAP reconciliation.

Note to Trended Non-GAAP Statement of Operations Excluding Stock-Based Compensation Expense.

These Key Financial Metric Trend Sheets include the Non-GAAP Statement of Operations adjusted to exclude stock-based compensation expense from the related GAAP line items, including non-GAAP loss from operations. We use these non-GAAP financial measures for internal managerial purposes and to facilitate period-to-period comparisons. These non-GAAP financial measures are used in addition to and in conjunction with our results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to loss from operations, and net loss and net loss per share calculated in accordance with generally accepted accounting principles.

In addition, because of the variety of equity awards used by companies, the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, we believe excluding stock-based compensation enhances the ability of management and investors to compare our core operating results over multiple periods. We do not use stock-based compensation expense in our internal measures. A limitation associated with these non-GAAP measures is that they do not include any stock-based compensation expense related to hiring, retaining, and incentivizing the Company’s workforce.

Trend Sheet for Non-GAAP Key Financial Metrics(1)

(unaudited, in thousands except per share data)

	Three Months Ended
	Jan 31, 2007	Oct 31, 2006	July 31, 2006	Apr 30, 2006	Jan 31, 2006	Oct 31, 2005	Jul 31 2005	Apr 30, 2005
Reconciliation to EBITDA and Adjusted EBITDA
Net loss	$(18,708)	$(11,092)	$(6,448)	$(10,704)	$(21,086)	$(14,164)	$(892)	$(857)
Add back:
Depreciation & amortization	1,944	2,217	1,868	1,730	1,757	1,609	1,555	1,424
Interest income & expense	(1,423)	(1,246)	(988)	(1,060)	(898)	(816)	(732)	(624)
Provision for income tax	17	4	12	19	13	—	43	8
EBITDA	$(18,170)	$(10,117)	$(5,556)	$(10,015)	$(20,214)	$(13,371)	$(26)	$(49)
Stock-based compensation	3,979	4,083	3,563	3,087	337	165	(59)	(58)
Adjusted EBITDA	$(14,191)	$(6,034)	$(1,993)	$(6,928)	$(19,877)	$(13,206)	$(85)	$(107)

Subscription Metrics
TiVo-Owned subscription gross additions	163	101	74	91	221	92	77	104
TiVo-Owned subscription cancellations	(62)	(48)	(44)	(40)	(38)	(37)	(37)	(32)
TiVo-Owned churn rate per month	-1.2%	-1.0%	-0.9%	-0.9%	-0.9%	-1.0%	-1.0%	-0.9%
TiVo-Owned net additions	101	53	30	51	183	55	40	72
TiVo-Owned cumulative subscriptions	1,726	1,625	1,572	1,542	1,491	1,308	1,253	1,213
% of TiVo-Owned cumulative subscriptions paying recurring fees	58%	55%	53%	52%	51%	51%	51%	51%
Fully Amortized Active Lifetime Subscriptions	165	138	129	122	100	89	83	76

DIRECTV Net additions	(91)	(37)	(29)	2	173	379	214	247

Total subscription net additions	10	16	1	53	356	434	254	319
Total cumulative subscriptions	4,444	4,434	4,418	4,417	4,364	4,008	3,574	3,320

TiVo-Owned ARPU & Subscription Acquisition Costs
TiVo-Owned-related service revenues	45,087	41,411	41,229	38,942	36,703	33,659	32,764	31,245
TiVo-Owned average subscriptions	1,672	1,596	1,547	1,520	1,388	1,275	1,233	1,180
TiVo-Owned ARPU per month	$8.99	$8.65	$8.88	$8.54	$8.82	$8.80	$8.86	$8.83

TiVo-Owned total acquisition costs	39,961	29,004	23,664	21,132	36,349	28,255	16,610	15,584
TiVo-Owned subscription gross additions	163	101	74	91	221	92	77	104
TiVo-Owned subscription acquisition costs	$245	$287	$320	$232	$164	$307	$216	$150

DIRECTV ARPU & Subscription Acquisition Costs
DIRECTV-related service revenues	8,456	7,589	8,201	8,009	9,602	8,637	7,485	7,099
DIRECTV average subscriptions	2,767	2,837	2,858	2,881	2,818	2,505	2,200	1,994
DIRECTV ARPU per month	$1.02	$0.89	$0.96	$0.93	$1.14	$1.15	$1.13	$1.19

(1)

This presentation is not prepared under a comprehensive set of accounting rules or principles such as GAAP. See attached reconciliation of Non-GAAP Statement of Operations excluding stock based compensation and related note for further explanation of this non-GAAP financial measure presented herein.

EBITDA and Adjusted EBITDA Results. TiVo’s “EBITDA” means income before interest expense, provision for income taxes and depreciation and amortization. TiVo’s “Adjusted EBITDA” is EBITDA less expense for stock-based compensation. EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles, which we refer to as GAAP. TiVo’s EBITDA and Adjusted EBITDA results are calculated by adjusting GAAP net income to exclude the effects of items that management believes are not directly related to the underlying performance of TiVo’s core business operations. A table reconciling TiVo’s EBITDA and Adjusted EBITDA to GAAP net income is included with the condensed consolidated financial statements attached to this release. We have presented EBITDA and Adjusted EBITDA solely as supplemental disclosure because we believe they allow for a more complete analysis of our results of operations and we believe that EBITDA and Adjusted EBITDA are useful to investors because EBITDA and Adjusted EBITDA are commonly used to analyze companies on the basis of operating performance, leverage and liquidity. In addition, because of the variety of equity awards used by companies, the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, we believe excluding stock-based compensation enhances the ability of management and investors to compare our core operating results over multiple periods. We do not use stock-based compensation expense in our internal measures. A limitation associated with these non-GAAP measures is that they do not include any stock-based compensation expense related to hiring, retaining, and incentivizing the Company’s workforce. EBITDA and Adjusted EBITDA are not intended to represent, and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP.

	Three Months Ended
(Subscriptions in thousands)	Jan 31, 2007	Oct 31, 2006	July 31, 2006	April 30, 2006	Jan 31, 2006	Oct 31, 2005	Jul 31, 2005	April 30, 2005
TiVo-Owned Subscription Gross Additions:	163	101	74	91	221	92	77	104

Subscription Net Additions:
TiVo-Owned	101	53	30	51	183	55	40	72
DIRECTV	-91	-37	-29	2	173	379	214	247

Total Subscription Net Additions	10	16	1	53	356	434	254	319

Cumulative Subscriptions:
TiVo-Owned	1,726	1,625	1,572	1,542	1,491	1,308	1,253	1,213
DIRECTV	2,718	2,809	2,846	2,875	2,873	2,700	2,321	2,107

Total Cumulative Subscriptions	4,444	4,434	4,418	4,417	4,364	4,008	3,574	3,320

% of TiVo-Owned Cumulative Subscriptions paying recurring fees	58%	55%	53%	52%	51%	51%	51%	51%

	Three Months Ended
(Subscriptions in thousands)	Jan 31, 2007	Oct 31, 2006	July 31, 2006	April 30, 2006	Jan 31, 2006	Oct 31, 2005	Jul 31, 2005	April 30, 2005
Average TiVo-Owned subscriptions	1,672	1,596	1,547	1,520	1,388	1,275	1,233	1,180

TiVo-Owned subscription cancellations	(62)	(48)	(44)	(40)	(38)	(37)	(37)	(32)

TiVo-Owned Churn Rate per month	-1.2%	-1.0%	-0.9%	-0.9%	-0.9%	-1.0%	-1.0%	-0.9%

TiVo-Owned Churn Rate per Month. Management reviews this metric, and believes it may be useful to investors, in order to evaluate our ability to retain existing TiVo-Owned subscriptions (including both monthly and product lifetime subscriptions) by providing services that are competitive in the market. Management believes factors such as service enhancements, service commitments, higher customer satisfaction, and improved customer support may improve this metric. Conversely, management believes factors such as increased competition, lack of competitive service features, and increased price sensitivity may cause our TiVo-Owned Churn Rate per month to increase.

We define the TiVo-Owned Churn Rate per month as the total TiVo-Owned subscription cancellations in the period divided by the Average TiVo-Owned subscriptions for the period (including both monthly and product lifetime subscriptions), which then is divided by the number of months in the period. We calculate Average TiVo-Owned subscriptions for the period by adding the average TiVo-Owned subscriptions for each month and dividing by the number of months in the period. We calculate the average TiVo-Owned subscriptions for each month by adding the beginning and ending subscriptions for the month and dividing by two. We are not aware of any uniform standards for calculating churn and caution that our presentation may not be consistent with that of other companies.

	Three Months Ended
	Jan 31, 2007	Oct 31, 2006	Jul 31, 2006	April 30, 2006	Jan 31, 2006	Oct 31, 2005	Jul 31, 2005	April 30, 2005
					Adjusted	Adjusted	Adjusted
Subscription Acquisition Costs	(In thousands, except SAC)
Sales and marketing expenses	$16,666	$10,123	$8,344	$7,389	$10,637	$10,006	$7,574	$6,830
Rebates, revenue share, and other payments to channel	14,835	14,934	9,948	8,050	19,167	18,234	5,988	3,638
Hardware revenues	(35,074)	(27,978)	(16,235)	(9,453)	(32,266)	(24,652)	(4,649)	(10,526)
Cost of hardware revenues	43,534	31,925	21,607	15,146	38,811	24,667	7,697	15,642

Total Acquisition Costs	39,961	29,004	23,664	21,132	36,349	28,255	16,610	15,584

TiVo-Owned Subscription Gross Additions	163	101	74	91	221	92	77	104

Subscription Acquisition Costs (SAC)	$245	$287	$320	$232	$164	$307	$216	$150

Subscription Acquisition Cost or SAC. Management reviews this metric, and believes it may be useful to investors, in order to evaluate trends in the efficiency of our marketing programs and subscription acquisition strategies. We define SAC as our total acquisition costs for a given period divided by TiVo-Owned subscription gross additions for the same period. We define total acquisition costs as the sum of sales and marketing expenses, rebates, revenue share, and other payments to channel, minus hardware gross margin (defined as hardware revenues less cost of hardware revenues). We do not include DIRECTV subscription gross additions in our calculation of SAC because we incur limited or no acquisition costs for new DIRECTV subscriptions. We are not aware of any uniform standards for calculating total acquisition costs or SAC and caution that our presentation may not be consistent with that of other companies.

	Three Months Ended
TiVo-Owned Average Revenue per Subscription	Jan 31, 2007	Oct 31, 2006	July 31, 2006	April 30, 2006	Jan 31, 2006	Oct 31, 2005	Jul 31, 2005	April 30, 2005
	(In thousands, except ARPU)
Service and Technology revenues	$57,380	$52,616	$52,880	$55,109	$46,968	$43,197	$40,674	$40,020
Less: Technology revenues	(3,837)	(3,616)	(3,450)	(8,158)	(663)	(901)	(425)	(1,676)

Total Service revenues	53,543	49,000	49,430	46,951	46,305	42,296	40,249	38,344
Less: DIRECTV-related service revenues	(8,456)	(7,589)	(8,201)	(8,009)	(9,602)	(8,637)	(7,485)	(7,099)

TiVo-Owned-related service revenues	45,087	41,411	41,229	38,942	36,703	33,659	32,764	31,245
Average TiVo-Owned revenues per month	15,029	13,804	13,743	12,981	12,234	11,220	10,921	10,415
Average TiVo-Owned per month subscriptions	1,672	1,596	1,547	1,520	1,388	1,275	1,233	1,180

TiVo-Owned ARPU per month	$8.99	$8.65	$8.88	$8.54	$8.82	$8.80	$8.86	$8.83

	Three Months Ended
DIRECTV Average Revenue per Subscription	Jan 31, 2007	Oct 31, 2006	July 31, 2006	April 30, 2006	Jan 31, 2006	Oct 31, 2005	Jul 31, 2005	April 30, 2005
	(In thousands, except ARPU)
Service and Technology revenues	$57,380	$52,616	$52,880	$55,109	$46,968	$43,197	$40,674	$40,020
Less: Technology revenues	(3,837)	(3,616)	(3,450)	(8,158)	(663)	(901)	(425)	(1,676)

Total Service revenues	53,543	49,000	49,430	46,951	46,305	42,296	40,249	38,344
Less: TiVo-Owned-related service revenues	(45,087)	(41,411)	(41,229)	(38,942)	(36,703)	(33,659)	(32,764)	(31,245)

DIRECTV-related service revenues	8,456	7,589	8,201	8,009	9,602	8,637	7,485	7,099
Average DIRECTV revenues per month	2,819	2,530	2,734	2,670	3,201	2,879	2,495	2,366
Average DIRECTV per month subscriptions	2,767	2,837	2,858	2,881	2,818	2,505	2,200	1,994

DIRECTV ARPU per month	$1.02	$0.89	$0.96	$0.93	$1.14	$1.15	$1.13	$1.19

Average Revenue Per Subscription or ARPU. Management reviews this metric, and believes it may be useful to investors, in order to evaluate the potential of our subscription base to generate revenues from a variety of sources, including subscription fees, advertising, and audience measurement research. ARPU does not include rebates, revenue share and other payments to channel that reduce our GAAP revenues. Additionally, under the accounting policy for our bundled sales program, revenues associated with these bundled sales transactions, which were previously recognized as hardware revenues, are now being recognized in service revenues. As a result, you should not use ARPU as a substitute for measures of financial performance calculated in accordance with GAAP. Management believes it is useful to consider this metric excluding the costs associated with rebates, revenue share and other payments to channel because of the discretionary nature of these expenses and because management believes these expenses are more appropriately monitored as part of SAC. We are not aware of any uniform standards for calculating ARPU and caution that our presentation may not be consistent with that of other companies.

We calculate ARPU per month for TiVo-Owned subscriptions by subtracting DIRECTV-related service revenues (which includes DIRECTV subscription service revenues and DIRECTV-related advertising revenues) from our total reported service revenues and dividing the result by the number of months in the period. We then divide by Average TiVo-Owned subscriptions for the period, calculated as described above for churn rate. The above table shows this calculation and reconciles ARPU for TiVo-Owned subscriptions to our reported service and technology revenues.

We calculate ARPU per month for DIRECTV subscriptions by first subtracting TiVo-Owned-related service revenues (which includes TiVo-Owned subscription service revenues and TiVo-Owned related advertising revenues) from our total reported service revenues. Then we divide average revenues per month for DIRECTV-related service revenues by average subscriptions for the period. The above table shows this calculation and reconciles ARPU for DIRECTV subscriptions to service and technology revenues.

For Fiscal 2007, pursuant to the most recent amendment of our agreement with DIRECTV, TiVo now defers a portion of the DIRECTV subscription fees equal to the fair value of the undelivered development services. Otherwise, the recurring subscriptions fees in this agreement are similar to the fees for the DIRECTV receivers with TiVo service activated since 2002.